UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2010

Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001

(Address of executive offices, including zip code)

(563) 690-4975

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On June 15, 2010, the registrant executed the FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”), by and among PENINSULA GAMING, LLC (“Parent”), DIAMOND JO, LLC (“DJL”), THE OLD EVANGELINE DOWNS, L.L.C. (“OED”), DIAMOND JO WORTH, LLC (“DJW”), BELLE OF ORLEANS, L.L.C. (“Amelia Belle”; and together with Parent, DJL, OED and DJW, referred to hereinafter each individually as a “Borrower”, and individually and collectively, as “Borrowers”), PENINSULA GAMING CORP. (“Guarantor”), the Lenders signatories thereto, and WELLS FARGO CAPITAL FINANCE, INC. (formerly known as Wells Fargo Foothill, Inc.), as the arranger and agent for the Lenders (“Agent”), a copy of which is attached as Exhibit 10.1 to this Form 8-K.

The Amendment amends that certain Amended and Restated Loan and Security Agreement filed as Exhibit 10.5 of the registrant’s Quarterly Report on Form 10-Q (File No. 333-117800), filed with the Securities and Exchange Commission on November 10, 2009 (the “Agreement”), and provides that the Borrowers may repurchase outstanding Unsecured Notes, provided certain conditions are satisfied before and after such repurchases, including that no Default or Event of Default has occurred, the Borrowers maintain a specified Fixed Charge Coverage Ratio, and maintain a specified level of borrowing Availability.

The Amendment further provides that it will not be effective until the Agent is provided with evidence of receipt of all required approvals under applicable law and regulations in the State of Iowa and Louisiana.  The Amendment became effective on June 16, 2010, upon delivery to Agent of such required regulatory approvals.

The foregoing description of the Amendment is qualified in its entirety by the terms and conditions set forth in the Amendment and the Agreement; capitalized terms used but not defined herein shall have the meanings ascribed in the Agreement or Amendment, as applicable.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                Description of Exhibit

10.1                                Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENINSULA GAMING, LLC

By: /s/Natalie Schramm
Name: Natalie Schramm
Title: Chief Financial Officer

PENINSULA GAMING CORP.

By: /s/Natalie Schramm
Name: Natalie Schramm
Title: Chief Financial Officer

Date:  June 18, 2010

EXHIBIT INDEX

Exhibit
Number

10.1	—	Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated June 15, 2010.